TRADE AND OTHER RECEIVABLES (CURRENT)	12 Months Ended
Jun. 30, 2019
TRADE AND OTHER RECEIVABLES (CURRENT)
TRADE AND OTHER RECEIVABLES (CURRENT)

12.TRADE AND OTHER RECEIVABLES (CURRENT)

	Consolidated
	2019	2018
	A$	A$
Trade receivables	16,529	10,503
Less: 2019: Impairment allowance / 2018: provision for doubtful debts	—	—
Net trade receivables	16,529	10,503
Other receivables*	802,237	290,880
Total net current trade and other receivables	818,766	301,383

•	Other receivables majorly consists of R&D income grant receivable.

Note: Trade and other receivables for the Company include amounts due in US dollars of USD Nil (2018: USD 7,114).

Refer Note 28 for details of aging, interest rate and credit risks applicable to trade and other receivables for which, due to their short-term nature, their carrying value approximates their fair value.